Execution Version
December 21, 2023
Mark J. Silk
2929 Larmona Drive
Pasadena, California 91107
Dear Mr. Silk,
This letter confirms and memorializes the understanding and agreement between you, Mark J. Silk (“you” or “your”), Garnet Holdings Inc., a California corporation (“Garnet”), SIFCO Industries, Inc., an Ohio corporation (“SIFCO”), and Quality Aluminum Forge, LLC, an Ohio limited liability company (“Quality Forge” and, together with SIFCO, collectively, the “Company”), with respect to the payment of the Guaranty Fee (as defined below) required to be paid to you in connection with your guaranty of certain indebtedness of the Company (the “JPM Indebtedness”) pursuant to that certain Guaranty, dated as of the date hereof (the “Guaranty”), executed by you in favor of JPMorgan Chase Bank. Reference is made herein to Garnet’s loan to the Company evidenced by that certain Subordinated Secured Promissory Note (the “Note”), dated as of the date hereof, by and among Garnet and the Company. Capitalized terms used but not defined herein shall the meanings ascribed to them in the Note.
The Company hereby agrees to pay you (or at your instruction, to pay to Garnet) a fee, as consideration for your agreement to guaranty the JPM Indebtedness, in an amount equal to $760,000 (the “Guaranty Fee”), which Guaranty Fee is hereby deemed to be fully earned and non-refundable as of the date hereof. The parties hereto agree that the Guaranty Fee shall become due and payable in immediately available funds on the Maturity Date. In the event that the Guaranty Fee is not paid in full on the Maturity Date, the Guaranty Fee shall, as of the Maturity Date, be added to, and deemed to constitute a portion of, the then-outstanding Principal Amount and the Obligations required to be paid to Garnet under the Note and shall be subject to all other provisions of the Note as if advanced thereunder. Each party hereto hereby consents and agrees to such deemed transfer of the right to receive the Guaranty Fee, and the rights and privileges associated therewith, to Garnet in accordance with the terms of this letter. Notwithstanding anything herein to the contrary, the Company, Garnet and you agree that the payment of the Guaranty Fee and other payments described in Section 7 of the Guaranty are subject to the subordination and restrictions on payment as described in the Guaranty.
This letter is not transferable or assignable by the Company without your and Garnet’s prior written consent. This letter constitutes the entire agreement between the parties hereto with respecting the subject matter hereof and may be amended only by a writing executed by all parties. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this letter regardless of the law that might be applied under the principles of conflicts of law, and this letter may be executed in two or more counterparts (including via electronic signature), each of which shall be deemed an original and all of which together shall constitute one instrument. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any federal or state court within New York County, State of New York in connection with any matter based upon or arising out of this letter, agrees that process may be served upon it in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection that they might otherwise have to jurisdiction, venue and such process. Each party agrees not to commence any legal proceedings based upon or arising out of this letter or the matters contemplated herein (whether based on breach of contract, tort, breach of duty or any other theory) except in such courts.
[Signature Page Follows]

                        Sincerely,
                        SIFCO INDUSTRIES, INC.

By: _________________________
Name:
Its:
QUALITY ALUMINUM FORGE, LLC

By: _________________________
Name:
Its:
If this letter accurately sets forth your understanding and agreement, please sign, date and return a copy of this letter to the Company.

                        ____________________________
                            Mark J. Silk

GARNET HOLDINGS INC.

By: _________________________
Name: Mark J. Silk
Its: President

[Signature Page to SIFCO Side Letter – Guaranty Fee]